UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8092

Western Asset Worldwide Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / APRIL 30, 2008

Western Asset Worldwide Income Fund Inc. (SBW)

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	8

Statement of operations	9

Statements of changes in net assets	10

Financial highlights	11

Notes to financial statements	12

Board approval of management and subadvisory agreements	20

Additional shareholder information	25

Dividend reinvestment plan	26

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy was lackluster at best during the six-month reporting period ended April 30, 2008. Third quarter 2007 U.S. gross domestic product (“GDP”)i growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that its preliminary estimate for first quarter 2008 GDP growth was a modest 0.9%. While it was once debated whether or not the U.S. would fall into a recession, it is now looking more likely that the U.S could experience a mild recession. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first four months of 2008—the longest consecutive monthly decline since early 2003.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed reduced the federal funds rate an additional 25 basis points in October 2007. Then, over the course of the reporting period, the Fed lowered rates on five more occasions, bringing the federal funds rate to 2.00% as of April 30, 2008. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known

Western Asset Worldwide Income Fund Inc.	I

Letter from the chairman continued

as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market crisis and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the six months ended April 30, 2008, two-year Treasury yields fell from 3.94% to 2.29%. Over the same time frame, 10-year Treasury yields fell from 4.48% to 3.77%. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curveiv during the reporting period. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 4.08%.

Increased investor risk aversion in November 2007 and again in the first quarter of 2008 caused the high-yield bond market to produce weak results over the six-month period ended April 30, 2008. During that period, the Citigroup High Yield Market Indexvi returned -0.62%. While high-yield bond prices rallied in April 2008, several flights to quality dragged down the sector, although default rates continued to be low.

Despite increased investor risk aversion, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 1.90% over the six months ended April 30, 2008. Overall solid demand, an expanding global economy, increased domestic spending and the Fed’s numerous rate cuts supported the emerging market debt asset class.

II	Western Asset Worldwide Income Fund Inc.

Performance review

For the six months ended April 30, 2008, Western Asset Worldwide Income Fund Inc. returned -0.02% based on its net asset value (“NAV”)viii and 4.94% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 1.90% over the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averageix returned -0.57% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.57 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of April 30, 2008 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN*
$14.62 (NAV)	-0.02%
$13.21 (Market Price)	4.94%

All figures represent past performance and are not a guarantee of future results.

*	Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Special shareholder notices

On April 28, 2008, stockholders of Western Asset Worldwide Income Fund Inc. approved a proposal, previously approved by the Fund’s Board of Directors, to change the investment objectives of the Fund to allow for greater flexibility to invest in investment grade debt.

Effective as of April 29, 2008, the primary investment objective of the Fund is to seek to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return. Previously, the primary investment objective of the Fund was to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign debt securities. The Fund’s secondary investment objective was seeking capital appreciation.

Also effective as of April 29, 2008 are certain non-fundamental investment policy changes which were previously approved by the Fund’s Board of Directors and contingent on stockholder approval to amend the Fund’s investment objectives.

Under its previous non-fundamental investment policies, the Fund was limited to investing, under normal market conditions, at least 65% of the

Western Asset Worldwide Income Fund Inc.	III

Letter from the chairman continued

Fund’s total assets in high-yield foreign sovereign debt securities. The Fund’s previous non-fundamental investment policies also permitted the Fund to invest up to 35% of its total assets in high- yield non-U.S. and U.S. corporate debt securities.

Under the new non-fundamental investment policies, the Fund invests, under normal market conditions, at least 65% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries. The Fund also is able to invest up to 35% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, both investment grade and high-yield securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls.

Investments in these types of securities, and other types of securities that will be permissible under the amended non-fundamental policies, may involve additional risks.

As a result of the amendment to the Fund’s non-fundamental investment policies, the Fund will be able to invest in, among other things, dollar rolls, mortgage-backed securities and asset-backed securities as part of its investment strategies. Under a dollar roll transaction, the Fund sells securities for delivery in the current month, or sells securities it has purchased on a “to-be-announced” basis, and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the purchased securities. Dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund if the Fund does not establish and maintain a segregated account. In addition, dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Successful use of dollar rolls may depend upon the ability of the Fund’s investment manager to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Mortgage-backed securities may be issued by private companies or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or

IV	Western Asset Worldwide Income Fund Inc.

may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives may be illiquid and hard to value in declining markets.

Under normal circumstances, the Fund will invest in securities of issuers located in at least four countries. For purposes of the new non-fundamental investment policies, a “high-yield” debt security is defined as any debt security that is rated below investment grade by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the Fund’s investment manager. Also, for purposes of the new non-fundamental investment policies, “emerging market country” is defined as any country which is, at the time of investment, represented in the EMBI Global or categorized by the International Bank for Reconstruction and Development (“World Bank”), in its annual categorization, as middle- or low-income.

The purpose of the changes to the Fund’s investment objectives and non-fundamental investment policies is to broaden the investment opportunities of the Fund and to allow the Fund to invest a greater percentage of its assets in securities that are rated investment grade. These changes are intended to provide the portfolio managers with additional flexibility to select securities for the Fund’s portfolio and to address developments in the market, but other than potential investments made in investment grade emerging market debt, there is no expectation that dramatic changes in the Fund’s portfolio composition or investment approach will result.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “SBW” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSBWX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

Western Asset Worldwide Income Fund Inc.	V

Letter from the chairman continued

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 30, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s shares. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i           Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii        The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii     The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv      The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

v         The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi      The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vii   The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

viii NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix       Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 12 funds in the Fund’s Lipper category.

VI	Western Asset Worldwide Income Fund Inc.

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — April 30, 2008

Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report	1

Schedule of Investments (unaudited)

April 30, 2008

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
SOVEREIGN BONDS — 59.9%
		Argentina — 3.7%
		Republic of Argentina:
5,000,000	DEM	10.500% due 11/14/02(a)	$1,162,018
3,500,000	DEM	7.000% due 3/18/04(a)(b)	841,269
4,946,452	ARS	5.830% due 12/31/33(c)	1,315,488
1,568,595	ARS	Bonds, 2.000% due 1/3/10(c)	1,096,429
159,000		Bonds, Series VII, 7.000% due 9/12/13	124,369
		GDP Linked Securities:
1,700,000	EUR	1.262% due 12/15/35(c)	244,783
1,565,000		1.318% due 12/15/35(c)	181,540
29,967,661	ARS	1.383% due 12/15/35(c)	861,339
		Medium-Term Notes:
1,800,000	EUR	7.000% due 3/18/04(a)	847,596
2,000,000,000	ITL	7.000% due 3/18/04(a)(b)	486,391
		Total Argentina	7,161,222
		Brazil — 18.6%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	557
31,318,000	BRL	10.000% due 7/1/10(d)	17,200,470
3,478,000	BRL	Series F, 10.000% due 1/1/12	1,829,093
		Federative Republic of Brazil:
1,474,000		7.125% due 1/20/37	1,687,730
10,343,000		11.000% due 8/17/40(d)	14,092,338
1,170,000		Collective Action Securities, Notes, 8.000% due 1/15/18	1,336,725
		Total Brazil	36,146,913
		Colombia — 5.0%
8,835,000		Republic of Colombia, 7.375% due 9/18/37(d)	9,828,938
		Ecuador — 1.4%
2,680,000		Republic of Ecuador, 10.000% due 8/15/30(e)	2,716,850
		Egypt — 0.6%
5,790,000	EGP	Arab Republic of Egypt, 8.750% due 7/18/12(e)	1,088,994
		El Salvador — 0.7%
		Republic of El Salvador:
153,000		7.750% due 1/24/23(e)	172,508
1,099,000		8.250% due 4/10/32(e)	1,255,607
		Total El Salvador	1,428,115
		Gabon — 0.5%
993,000		Gabonese Republic, 8.200% due 12/12/17(e)	1,047,615

See Notes to Financial Statements.

2	Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Indonesia — 2.1%
		Republic of Indonesia:
11,865,000,000	IDR	Series FR40, 11.000% due 9/15/25	$1,079,678
9,706,000,000	IDR	Series FR42, 10.250% due 7/15/27	822,981
15,245,000,000	IDR	Series FR43, 10.250% due 7/15/22	1,340,143
11,529,000,000	IDR	Series FR45, 9.750% due 5/15/37	906,952
		Total Indonesia	4,149,754
		Panama — 4.2%
		Republic of Panama:
2,653,000		7.250% due 3/15/15	2,944,830
1,290,000		9.375% due 4/1/29	1,747,950
3,344,000		6.700% due 1/26/36	3,490,300
		Total Panama	8,183,080
		Peru — 3.8%
		Republic of Peru:
2,467,000		8.750% due 11/21/33	3,281,110
3,889,000		Bonds, 6.550% due 3/14/37	4,102,895
		Total Peru	7,384,005
		Russia — 0.7%
700,000		Russian Federation, 12.750% due 6/24/28(e)	1,267,602
		Turkey — 10.2%
		Republic of Turkey:
1,490,000		11.500% due 1/23/12	1,780,550
730,000		11.000% due 1/14/13	881,019
425,000		7.250% due 3/15/15	444,390
7,472,000		11.875% due 1/15/30(g)	11,481,195
463,000		Collective Action Securities, Notes, 9.500% due 1/15/14	535,043
5,228,000		Notes, 6.875% due 3/17/36	4,846,029
		Total Turkey	19,968,226
		Uruguay — 0.3%
537,333		Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36	568,901
		Venezuela — 8.1%
		Bolivarian Republic of Venezuela:
365,000		8.500% due 10/8/14	343,556
9,837,000		5.750% due 2/26/16	7,783,526
2,234,000		7.650% due 4/21/25	1,739,728
		Collective Action Securities:
5,996,000		9.375% due 1/13/34(d)	5,426,380

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report	3

Schedule of Investments (unaudited) continued

April 30, 2008

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Venezuela — 8.1% (continued)
445,000	Notes, 10.750% due 9/19/13	$461,688
	Total Venezuela	15,754,878
	TOTAL SOVEREIGN BONDS (Cost — $115,562,603)	116,695,093
CORPORATE BONDS & NOTES — 32.1%
	Brazil — 3.8%
	GTL Trade Finance Inc.:
510,000	7.250% due 10/20/17(e)	525,715
976,000	7.250% due 10/20/17(e)	1,007,190
890,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(e)	901,125
	Vale Overseas Ltd., Notes:
1,439,000	8.250% due 1/17/34	1,688,666
3,161,000	6.875% due 11/21/36	3,207,151
	Total Brazil	7,329,847
	Colombia — 0.3%
550,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(e)	585,750
	India — 0.1%
244,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(c)(e)	217,977
	Ireland — 0.5%
960,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(e)	960,748
	Kazakhstan — 1.3%
1,200,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(e)	1,218,000
630,000	HSBK Europe BV, 7.250% due 5/3/17(e)	554,400
	TuranAlem Finance BV, Bonds:
550,000	8.250% due 1/22/37(e)	449,625
421,000	8.250% due 1/22/37(e)	343,641
	Total Kazakhstan	2,565,666
	Luxembourg — 1.5%
	Evraz Group SA, Notes:
1,930,000	8.875% due 4/24/13(e)	1,963,775
930,000	9.500% due 4/24/18(e)	936,975
	Total Luxembourg	2,900,750
	Mexico — 2.6%
	Axtel SAB de CV:
110,000	11.000% due 12/15/13	119,625
40,000	7.625% due 2/1/17(e)	40,700
760,000	Senior Notes, 7.625% due 2/1/17(e)	771,400
120,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	125,700

See Notes to Financial Statements.

4	Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Mexico — 2.6% (continued)
		Pemex Project Funding Master Trust:
1,280,000		6.625% due 6/15/35(e)	$1,339,860
2,590,000		Senior Bonds, 6.625% due 6/15/35	2,711,124
		Total Mexico	5,108,409
		Russia — 12.9%
4,440,000		Gaz Capital SA, Notes, 8.625% due 4/28/34(e)	5,205,900
		Gazprom, Bonds:
119,800,000	RUB	6.790% due 10/29/09	5,058,555
39,930,000	RUB	7.000% due 10/27/11	1,686,044
52,630,000	RUB	Gazprom OAO, 6.950% due 8/6/09	2,231,747
3,950,000		LUKOIL International Finance BV, 6.356% due 6/7/17(e)	3,678,437
		Russian Agricultural Bank, Loan Participation Notes:
2,244,000		7.175% due 5/16/13(e)	2,302,905
1,289,000		6.299% due 5/15/17(e)	1,203,604
		TNK-BP Finance SA:
1,730,000		7.500% due 7/18/16(e)	1,680,263
1,730,000		Senior Notes, 7.875% due 3/13/18(e)	1,721,350
460,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(e)	451,927
		Total Russia	25,220,732
		Thailand — 1.8%
3,880,000		True Move Co., Ltd., 10.375% due 8/1/14(e)	3,472,600
		United Kingdom — 2.9%
22,771,000	RUB	HSBC Bank PLC, Credit-Linked Notes (Russian Agricultural Bank), 8.900% due 12/20/10(e)	978,457
113,177,500	RUB	JPMorgan Chase Bank, Credit-Linked Notes (Russian Agricultural Bank), 9.500% due 2/11/11(e)(f)	4,647,882
		Total United Kingdom	5,626,339
		United States — 2.0%
1,932,485		Credit Suisse, Credit-Linked Notes, (Turanlem Finance BV), 8.000% due 7/21/08(e)(f)	1,927,731
1,830,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	2,026,725
		Total United States	3,954,456
		Venezuela — 2.4%
		Petrozuata Finance Inc.:
4,418,188		8.220% due 4/1/17(e)	4,514,791
149,517		8.220% due 4/1/17(e)	154,750
		Total Venezuela	4,669,541
		TOTAL CORPORATE BONDS & NOTES (Cost — $61,778,392)	62,612,815

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report	5

Schedule of Investments (unaudited) continued

April 30, 2008

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
COLLATERALIZED SENIOR LOANS — 0.2%
	United States — 0.2%
	Ashmore Energy International:
58,011	Synthetic Revolving Credit Facility, 5.098% due 3/30/14(c)	$51,340
427,801	Term Loan, 5.696% due 3/30/14(c)	378,604
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $484,741)	429,944
WARRANTS
WARRANT — 0.4%
23,180	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20* (Cost — $0)	834,480
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $177,825,736)	180,572,332

FACE AMOUNT†
SHORT-TERM INVESTMENTS — 7.4%
		Sovereign Bonds — 6.8%
10,000	MYR	Bank Negara Malaysia Islamic Notes, zero coupon bond to yield 3.222% due 9/25/08	3,124
		Bank Negara Malaysia Monetary Notes:
2,166,000	MYR	Zero coupon bond to yield 3.318% due 5/29/08	683,919
5,247,000	MYR	Zero coupon bond to yield 3.330% due 7/17/08	1,649,465
3,891,000	BRL	Brazil Letras Tesouro Nacional, zero coupon bond to yield 11.980%, due 1/1/09	2,113,655
		Egypt Treasury Bills:
38,250,000	EGP	Zero coupon bond to yield 7.480% due 10/28/08	6,888,562
10,025,000	EGP	Zero coupon bond to yield 6.720% due 11/11/08	1,800,206
		Total Sovereign Bonds (Cost — $12,749,939)	13,138,931
		Repurchase Agreement — 0.6%
1,189,000		Morgan Stanley tri-party repurchase agreement dated 4/30/08, 1.950% due 5/1/08; Proceeds at maturity — $1,189,064; (Fully collateralized by U.S. government agency obligation, 5.000% due 12/14/18; Market value — $1,238,125) (Cost — $1,189,000)	1,189,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $13,938,939)	14,327,931
		TOTAL INVESTMENTS — 100.0% (Cost — $191,764,675#)	$ 194,900,263

See Notes to Financial Statements.

6	Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET WORLDWIDE INCOME FUND INC.

†  Face amount denominated in U.S. dollars, unless otherwise noted.

*  Non-income producing security.

(a)  Security is currently in default.

(b)  Illiquid security.

(c)  Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2008.

(d)  All or a portion of this security is segregated for extended settlements and foreign currency contracts.

(e)  Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)  Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(g)  All or portion of this security is held by the counterparty as collateral for open reverse repurchase agreement.

#  Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	–	Argentine Peso
BRL	–	Brazilian Real
DEM	–	German Mark
EGP	–	Egyptian Pound
EUR	–	Euro
GDP	–	Gross Domestic Product
IDR	–	Indonesian Rupiah
ITL	–	Italian Lira
MYR	–	Malaysian Ringgit
OJSC	–	Open Joint Stock Company
RUB	–	Russian Ruble

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

April 30, 2008

ASSETS:
Investments, at value (Cost — $191,764,675)	$194,900,263
Foreign currency, at value (Cost — $1,561,863)	1,615,708
Cash	55
Dividends and interest receivable	3,744,869
Receivable for securities sold	493,178
Prepaid expenses	20,455
Total Assets	200,774,528
LIABILITIES:
Payable for open reverse repurchase agreement	10,177,611
Investment management fee payable	163,722
Directors’ fees payable	15,572
Payable for open forward currency contracts	9,472
Interest payable	8,652
Accrued expenses	68,162
Total Liabilities	10,443,191
TOTAL NET ASSETS	$190,331,337
NET ASSETS:
Par value ($0.001 par value; 13,014,971 shares issued and outstanding; 100,000,000 shares authorized)	$13,015
Paid-in capital in excess of par value	181,257,030
Undistributed net investment income	4,643,299
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	1,224,710
Net unrealized appreciation on investments and foreign currencies	3,193,283
TOTAL NET ASSETS	$190,331,337
Shares Outstanding	13,014,971
Net Asset Value	$14.62

See Notes to Financial Statements.

8	Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2008

INVESTMENT INCOME:
Interest	$7,721,955
Less: Foreign taxes withheld	(25,952)
Total Investment Income	7,696,003
EXPENSES:
Investment management fee (Note 2)	1,003,954
Interest expense (Notes 3 and 4)	172,137
Excise tax (Note 1)	144,740
Custody fees	46,928
Shareholder reports	43,253
Audit and tax	29,537
Legal fees	23,766
Directors’ fees	18,848
Transfer agent fees	12,605
Commitment fees (Note 4)	10,976
Stock exchange listing fees	6,828
Insurance	1,984
Miscellaneous expenses	5,593
Total Expenses	1,521,149
Less: Fees paid indirectly (Note 1)	(6)
Net Expenses	1,521,143
NET INVESTMENT INCOME	6,174,860
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	2,478,568
Futures contracts	(222,462)
Swap contracts	18,661
Foreign currency transactions	17,161
Net Realized Gain	2,291,928
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(8,489,849)
Futures contracts	(50,394)
Foreign currencies	4,300
Change in Net Unrealized Appreciation/Depreciation	(8,535,943)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(6,244,015)
DECREASE IN NET ASSETS FROM OPERATIONS	$(69,155)

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report	9

Statements of changes in net assets

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (unaudited) AND THE YEAR ENDED OCTOBER 31, 2007	2008	2007
OPERATIONS:
Net investment income	$6,174,860	$11,871,742
Net realized gain	2,291,928	5,349,459
Change in net unrealized appreciation/depreciation	(8,535,943)	(1,230,949)
Increase from payment by affiliate	—	143,005
Increase (Decrease) in Net Assets From Operations	(69,155)	16,133,257
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,741,804)	(10,615,010)
Net realized gains	(3,676,730)	(7,590,331)
Decrease in Net Assets From Distributions to Shareholders	(7,418,534)	(18,205,341)
DECREASE IN NET ASSETS	(7,487,689)	(2,072,084)
NET ASSETS:
Beginning of period	197,819,026	199,891,110
End of period*	$190,331,337	$197,819,026
* Includes undistributed net investment income of:	$4,643,299	$2,210,243

See Notes to Financial Statements.

10	Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31,

UNLESS OTHERWISE NOTED:

	2008[1]	2007	2006[2]	2005[2]	2004[2]	2003[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$15.20	$15.36	$16.72	$15.53	$15.04	$11.29
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.47	0.91	0.85	1.20	1.26	1.47
Net realized and unrealized gain (loss)	(0.48)	0.33	0.57	1.35	0.66	3.74
Total income (loss) from operations	(0.01)	1.24	1.42	2.55	1.92	5.21
LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.82)	(0.86)	(1.29)	(1.39)	(1.46)
Net realized gains	(0.28)	(0.58)	(1.92)	(0.07)	(0.04)	—
Total distributions	(0.57)	(1.40)	(2.78)	(1.36)	(1.43)	(1.46)
Increase in Net Asset Value due to shares issued on reinvestment of distributions	—	—	0.00[3]	—	—	—
NET ASSET VALUE END OF PERIOD	$14.62	$15.20	$15.36	$16.72	$15.53	$15.04
MARKET PRICE, END OF PERIOD	$13.21	$13.15	$13.37	$15.02	$16.34	$16.00
Total return, based on NAV[4]	(0.02)%	8.51%[5]	9.55%[6]	17.19%	13.52%	48.36%
Total return, based on Market Price[7]	4.94%	8.92%	6.95%	0.19%	12.19%	53.18%
NET ASSETS, END OF PERIOD (000s)	$190,331	$197,819	$199,891	$216,894	$201,182	$194,337
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.59%[8]	1.56%	1.45%	2.24%	2.00%	2.11%
Gross expenses, excluding interest expense	1.41 [8]	1.30	1.28	1.24	1.24	1.30
Net expenses	1.59 [8,9]	1.55[10]	1.45 [10]	2.24	2.00	2.11
Net expenses, excluding interest expense	1.41 [8,9]	1.30[10]	1.28 [10]	1.24	1.24	1.30
Net investment income	6.46 [8]	6.05	5.57	7.41	8.39	10.77
PORTFOLIO TURNOVER RATE	17%	64%	72%	83%	94%	100%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Period (000s)	— [11]	— [11]	— [11]	$10,000	$60,000	$60,000
Asset Coverage for Loan Outstanding	— [11]	— [11]	— [11]	2,269.00%	435.00%	424.00%
Weighted Average Loan (000s)	— [11]	— [11]	$10,000 [11]	$46,027	$60,000	$60,000
Weighted Average Interest Rate on Loans	— [11]	— [11]	5.07%[11]	3.79%	2.34%	2.38%

1  For the six months ended April 30, 2008 (unaudited).

2  Per share amounts have been calculated using the average shares method.

3  Amount represents less than $0.01 per share.

4  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  The manager fully reimbursed the Fund for losses incurred resulting from the Fund not meeting an investment restriction. Without this reimbursement, total return would have been 8.44% (Note 6)

6  If the Fund had met its investment restriction, the total return may have been different (Note 6).

7  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

8  Annualized.

9  There was no impact to the expense ratio as a result of fees paid indirectly.

10 Reflects fee waivers and/or expense reimbursements.

11 At April 30, 2008, October 31, 2007 and October 31, 2006, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report	11

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund’s investment objective is maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

12	Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report

(c) Reverse repurchase agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial futures contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed

Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report	13

Notes to financial statements (unaudited) continued

rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to

14	Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report

generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

(k) Distributions to shareholders. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, the rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain are less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination could have an adverse effect on the market price for the Fund’s shares.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are

16	Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report

the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.050% of the Fund’s average weekly net assets up to $250 million and 1.025% of the Fund’s average weekly net assets in excess of $250 million, for its services. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund but is paid by Western Asset for its services to the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$31,706,990
Sales	32,696,067

At April 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,450,923
Gross unrealized depreciation	(7,315,335)
Net unrealized appreciation	$ 3,135,588

Transactions in reverse repurchase agreements for the Fund during the six months ended April 30, 2008 were as follows:

AVERAGE DAILY BALANCE*	WEIGHTED AVERAGE INTEREST RATE*	MAXIMUM AMOUNT OUTSTANDING
$10,562,214	3.224%	$10,930,042

*  Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.600% to 4.750% during the six months ended April 30, 2008. Interest expense incurred on reverse repurchase agreements totaled $172,137.

Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

At April 30, 2008, the Fund had the following open reverse repurchase agreements:

FACE AMOUNT	SECURITY	VALUE
$10,177,611	Reverse Repurchase Agreement with Credit Suisse, dated 3/11/08 bearing 0.600% to be repurchased at an amount and date to be determined, collateralized by: $7,472,000 Republic of Turkey 11.875% due 1/15/30; Market value (including accrued interest) — $11,742,022	$10,177,611
	Total Reverse Repurchase Agreements (Proceeds — $10,177,611)	$10,177,611

At April 30, 2008, the Fund had the following open forward foreign currency contracts as described below:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Buy:
Indian Rupee	$ 356,875	$ 355,570	6/16/08	$(1,305)
Indian Rupee	1,071,915	1,065,359	6/16/08	(6,556)
Indian Rupee	356,731	355,120	6/16/08	(1,611)
Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(9,472)

4. Loan

At April 30, 2008, the Fund had a $22,000,000 credit line pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006, among the Fund, CHARTA, LLC (“the Lender”), as successor by assignment to Panterra Funding LLC, and Citibank N.A. (“Citibank”) as a secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee at an annual rate of 0.10% on the total amount of the credit line, whether used or unused. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended April 30, 2008, the Fund did not have any borrowings outstanding under this credit agreement.

5. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods

18	Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report

within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its January 31, 2009 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

6. Investment restriction

The Fund’s investment policy states that under normal market conditions, the Fund will invest at least 65% of its total assets in high-yield foreign sovereign debt securities. The Fund also may invest up to 35% of its total assets in high-yield non-U.S. and U.S. corporate debt securities.

As of October 31, 2006, the Fund had approximately 55% in high-yield foreign sovereign debt securities. During the year ended October 31, 2007, the Fund’s Manager has realigned the Fund’s portfolio to meet the Fund’s investment policy and has reimbursed the Fund for losses and transaction costs incurred by the Fund in the amount of $143,005.

Western Asset Worldwide Income Fund Inc. 2008 Semi-Annual Report	19

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Worldwide Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (together with Western Asset, the “Subadviser”), on an annual basis. At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2007, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, including information presented by management at the Contract Renewal Meeting, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

20	Western Asset Worldwide Income Fund Inc.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the financial resources available to the parent organization of the Manager and Subadviser, Legg Mason, Inc. (“Legg Mason”).

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others. The Board also considered the brokerage policies and practices of the Manager and Subadviser, the standards applied in seeking best execution, the policies and practices of the Manager and Subadviser regarding soft dollars, the use of a broker affiliated with the Manager or the Subadviser, and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported generally to the Board on, among other things, its business plans, recent organizational changes, including Legg Mason’s plans to address the pending retirement of its Chief Executive Officer, and the compensation plan for the Fund’s portfolio managers.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged closed-end emerging markets debt funds, as classified by Lipper, regardless of asset size or primary distribution channel. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic

Western Asset Worldwide Income Fund Inc.	21

Board approval of management and subadvisory agreements (unaudited) continued

intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2007 ranked seventh among the seven funds in the Performance Universe for that period; the Fund’s performance for the 3-year period ended June 30, 2007 ranked fourth among the six funds in the Performance Universe for that period; and the Fund’s performance for the 5- and 10-year periods ended June 30, 2007 ranked fourth and second, respectively, among the seven funds in the Performance Universe for those periods. The Manager noted that the Subadviser had assumed portfolio management responsibility only in December 2005. The Manager noted further that in January 2007, a 15% limit on the Fund’s investments in non-U.S. dollar-denominated instruments was removed and that the removal of the restriction should contribute to better relative performance in the future. Lastly, the Manager noted that the small number of funds in the Performance Universe made meaningful comparisons difficult. The Board also considered the Fund’s performance in relation to its benchmark and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance, especially over the longer term, did not support a determination against continuation of the Management Agreement and Sub-advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper for the 1-year period ended June 30, 2007. The Expense Group consisted of the Fund and three other leveraged closed-end emerging markets debt funds, as classified by Lipper, excluding certain funds regarded by Lipper as inappropriate for comparative purposes. The four Expense Group funds had assets ranging from $92.2 million to $990.3 million. Only one fund in the Expense Group was smaller than the Fund.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that the

22	Western Asset Worldwide Income Fund Inc.

Fund’s Management Fee, on a contractual basis, ranked second among the four funds in the Expense Group; the Fund’s Management Fee on an actual basis (i.e., giving in effect to any voluntary fee waivers implemented by the Manager and the managers of the other funds in the Expense Group), ranked fourth among the funds in the Expense Group; and the Fund’s actual total expenses ranked second among the funds in the Expense Group. The Manager noted that the small number of funds in the Expense Group made meaningful comparisons difficult, and that the Expense Group included a fund significantly larger than the Fund, further distorting the comparisons. The Lipper Expense Information showed that actual total expenses were below the Expense Group median even with the inclusion of the larger fund.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data, together with a report from an outside consultant that had reviewed the Manager’s methodologies. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased substantially over the period covered by the analysis. The Board concluded that profitability was not unreasonable in light of the nature, scope and quality of the services provided to the Fund by the Manager. However, the Board noted that the Manager had

Western Asset Worldwide Income Fund Inc.	23

Board approval of management and subadvisory agreements (unaudited) continued

implemented a new revenue and cost allocation methodology in 2007 which was used in preparing the profitability analysis presented at the Contract Renewal Meeting and that the methodology was subject to further review and refinement.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the management fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements from Fund counsel and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

24	Western Asset Worldwide Income Fund Inc.

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Worldwide Income Fund Inc. was held on April 28, 2008, for the purpose of considering and voting upon: (1) amendment of the Fund’s primary investment objective to allow for greater flexibility to invest in investment grade debt and (2) the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

1. Amendment of the Fund’s primary investment objective

VOTES FOR	VOTES AGAINST	ABSTAIN
6,233,142	245,804	192,059

2. Election of directors

NOMINEES	VOTES FOR	VOTES WITHHELD
Leslie H. Gelb	8,722,572	322,076
Jeswald W. Salacuse	8,722,885	321,762

At April 30, 2008, in addition to Leslie H. Gelb and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

R. Jay Gerken

William R. Hutchinson

Riordan Roett

Western Asset Worldwide Income Fund Inc.	25

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Worldwide Income Fund Inc. (“Fund”) on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distributions amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in

26	Western Asset Worldwide Income Fund Inc.

newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided

Western Asset Worldwide Income Fund Inc.	27

Dividend reinvestment plan (unaudited) continued

fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent’s service fee for handling distributions, will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such

28	Western Asset Worldwide Income Fund Inc.

successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Worldwide Income Fund Inc.	29

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Western Asset Worldwide Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund
Daniel P. Cronin	Advisor, LLC
Paolo M. Cucchi
Leslie H. Gelb	Subadvisers
R. Jay Gerken, CFA	Western Asset Management
Chairman	Company
William R. Hutchinson	Western Asset Management
Riordan Roett	Company Limited
Jeswald W. Salacuse

Officers	Custodian
R. Jay Gerken, CFA	State Street Bank & Trust Company
President and Chief	225 Franklin Street
Executive Officer	Boston, Massachusetts 02110

Kaprel Ozsolak	Transfer agent
Chief Financial Officer and	American Stock Transfer & Trust
Treasurer	Company
59 Maiden Lane
Ted P. Becker	New York, New York 10038
Chief Compliance Officer

Robert I. Frenkel	Independent registered public
Secretary and Chief Legal Officer	accounting firm
KPMG LLP
Thomas C. Mandia	345 Park Avenue
Assistant Secretary	New York, New York 10154

Steve Frank
Controller	Legal counsel
Simpson Thacher & Bartlett LLP
Albert Laskaj	425 Lexington Avenue
Controller	New York, New York 10017-3909

Western Asset Worldwide Income
Fund Inc.	New York Stock Exchange Symbol
55 Water Street	SBW
New York, NY 10041

Western Asset Worldwide Income Fund Inc.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

55 Water Street

New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Worldwide Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

WAS04051 6/08 SR08-588

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)

under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Worldwide Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Worldwide Income Fund Inc.

Date:	June 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Worldwide Income Fund Inc.

Date:	June 27, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Worldwide Income Fund Inc.

Date:	June 27, 2008